SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                            --------------------------

                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 12, 2000
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                               RITE AID CORPORATION
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                (Exact Name of Registrant as Specified in Charter)


       Delaware                        1-5742                  23-1614034
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                        17011
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code           (717) 761-2633
                                                       -----------------------

                                       None
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           (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.        OTHER EVENTS.

        On June 14, 2000, Rite Aid Corporation issued a press release announcing the completion of its refinancing transactions. The press release and related materials are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

      (c)      Exhibits.

        4.1 Indenture, dated as of June 14, 2000, among Rite Aid Corporation, as Issuer, each of the Subsidiary Guarantors named therein and State Street Bank and Trust Company, as Trustee.

        4.2 Exchange and Registration Rights Agreement, dated as of June 14, 2000, by and among Rite Aid Corporation, State Street Bank and Trust Company and the Holders of the 10.50% Senior Secured Notes due 2002.

        4.3 Registration Rights Agreement, dated as of June 14, 2000, by and among Rite Aid Corporation and the Lenders listed therein.

        10.1 Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid Corporation, the Banks party thereto, Citicorp USA, Inc., as Senior Administrative Agent, Citicorp USA, Inc., as Senior Collateral Agent, and Heller Financial, Inc. and Fleet Retail Finance Inc., as Syndication Agents.

        10.2 Collateral Trust and Intercreditor Agreement, dated as of June 12, 2000, among Rite Aid Corporation, each Subsidiary Guarantor of Rite Aid Corporation listed therein, Wilmington Trust Company, Citcorp USA, Inc., Morgan Guaranty Trust Company of New York, The Prudential Insurance Company of America, State Street Bank and Trust Company and The Sumitomo Bank, Limited, New York Branch.

        10.3 Senior Subsidiary Security Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors identified therein and any other person that becomes a Subsidiary Guarantor pursuant to the Senior Credit Facility, in favor of Citicorp USA, Inc., as Senior Collateral Agent.

        10.4 Senior Subsidiary Guarantee Agreement, dated as of June 12, 2000, among each of the Subsidiary Guarantors of Rite Aid Corporation listed therein and Citicorp USA, Inc., as Senior Collateral Agent.

        10.5 Senior Indemnity, Subrogation and Contribution Agreement, dated as of June 12, 2000, among Rite Aid Corporation, each of the Subsidiary Guarantors listed therein and Citicorp USA, Inc., as Senior Collateral Agent.

        10.6 RCF Facility, dated as of June 12, 2000, among Rite Aid Corporation, the Banks from time to time parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, with JP Morgan Securities Inc., as Lead Arranger and Book Runner.

        10.7 PCS Facility, dated as of June 12, 2000, among Rite Aid Corporation, the Banks from time to time parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, with JP Morgan Securities Inc., as Lead Arranger and Book Runner.

        10.8 Exchange Debt Facility, dated as of June 12, 2000, among Rite Aid Corporation, the Banks from time to time parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, with JP Morgan Securities Inc., as Lead Arranger and Book Runner.

        10.9 Second Priority Subsidiary Guarantee Agreement, dated as of June 12, 2000, among each of the Subsidiary Guarantors of Rite Aid Corporation listed therein and Wilmington Trust Company, as Second Priority Collateral Trustee.

        10.10 Second Priority Subsidiary Security Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors identified therein and any other person that becomes a Subsidiary Guarantor pursuant to the Second Priority Debt Documents, in favor of Wilmington Trust Company, as Second Priority Collateral Trustee.

        10.11 Second Priority Indemnity, Subrogation and Contribution Agreement, dated as of June 12, 2000, among Rite Aid Corporation, each Subsidiary Guarantor listed therein and Wilmington Trust Company, as Second Priority Collateral Trustee.

        10.12 First Priority Subsidiary Security Agreement, dated as of June 12, 2000, made by the Domestic Subsidiaries identified therein and any other person that becomes a Domestic Subsidiary pursuant to the Exchange Debt Facility Documents, in favor of Morgan Guaranty Trust Company of New York, as Agent.

        10.13 Amended and Restated Drugstore.com Pledge Agreement, dated as of June 12, 2000, between Rite Aid Corporation and Morgan Guaranty Trust Company of New York, as Agent.

        10.14 Amended and Restated PCS Pledge Agreement, dated as of June 12, 2000, between Rite Aid Corporation and Morgan Guaranty Trust Company of New York, as Agent.

        10.15 Form of Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, by the Subsidiary Guarantor listed therein, to Wilmington Trust Company, as Second Priority Collateral Trustee.

        10.16 Amendment No. 3 to Note Agreement, Amendment No. 4 to Guaranty Agreement, and Amendment No. 1 to Put Agreement, for Adjustable Rate Senior Secured Notes due August 15, 2002, among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America, and Pruco Life Insurance Company, as of June 12, 2000.

        10.17 Amendment No. 5 to Guaranty, dated as of June 12, 2000, from Rite Aid Corporation, as Guarantor, to RAC Leasing LLC, as Lessor.

        10.18 Amendment No. 4 to Master Lease and Security Agreement, dated as of June 12, 2000, between RAC Leasing LLC, as Lessor, and Rite Aid Realty Corp., as Lessee.

        10.19 Amendment No. 4 to Guaranty, dated as of June 12, 2000, from Rite Aid Corporation, as Guarantor, to Sumitomo Bank Leasing and Finance, Inc., as Lessor.

        10.20 Amendment No. 5 to Master Lease and Security Agreement, dated as of June 12, 2000, between Sumitomo Bank Leasing and Finance, Inc., as Lessor, and Rite Aid Realty Corp., as Lessee.

        99.1   Press Release, dated June 14, 2000.




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RITE AID CORPORATION


Dated:  June 21, 2000          By:          /s/  Elliot S. Gerson
                                     ------------------------------------------
                                     Name:  Elliot S. Gerson
                                     Title: Senior Executive Vice President and
                                            General Counsel




                                   EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

4.1 Indenture, dated as of June 14, 2000, among Rite Aid Corporation, as Issuer, each of the Subsidiary Guarantors named therein and State Street Bank and Trust Company, as Trustee.

4.2 Exchange and Registration Rights Agreement, dated as of June 14, 2000, by and among Rite Aid Corporation, State Street Bank and Trust Company and the Holders of the 10.50% Senior Secured Notes due 2002.

4.3 Registration Rights Agreement, dated as of June 14, 2000, by and among Rite Aid Corporation and the Lenders listed therein.

10.1 Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid Corporation, the Banks party thereto, Citicorp USA, Inc., as Senior Administrative Agent, Citicorp USA, Inc., as Senior Collateral Agent, and Heller Financial, Inc. and Fleet Retail Finance Inc., as Syndication Agents.

10.2 Collateral Trust and Intercreditor Agreement, dated as of June 12, 2000, among Rite Aid Corporation, each Subsidiary Guarantor of Rite Aid Corporation listed therein, Wilmington Trust Company, Citcorp USA, Inc., Morgan Guaranty Trust Company of New York, The Prudential Insurance Company of America, State Street Bank and Trust Company and The Sumitomo Bank, Limited, New York Branch.

10.3 Senior Subsidiary Security Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors identified therein and any other person that becomes a Subsidiary Guarantor pursuant to the Senior Credit Facility, in favor of Citicorp USA, Inc., as Senior Collateral Agent.

10.4 Senior Subsidiary Guarantee Agreement, dated as of June 12, 2000, among each of the Subsidiary Guarantors of Rite Aid Corporation listed therein and Citicorp USA, Inc., as Senior Collateral Agent.

10.5 Senior Indemnity, Subrogation and Contribution Agreement, dated as of June 12, 2000, among Rite Aid Corporation, each of the Subsidiary Guarantors listed therein and Citicorp USA, Inc., as Senior Collateral Agent.

10.6 RCF Facility, dated as of June 12, 2000, among Rite Aid Corporation, the Banks from time to time parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, with JP Morgan Securities Inc., as Lead Arranger and Book Runner.

10.7 PCS Facility, dated as of June 12, 2000, among Rite Aid Corporation, the Banks from time to time parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, with JP Morgan Securities Inc., as Lead Arranger and Book Runner.

10.8 Exchange Debt Facility, dated as of June 12, 2000, among Rite Aid Corporation, the Banks from time to time parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, with JP Morgan Securities Inc., as Lead Arranger and Book Runner.

10.9 Second Priority Subsidiary Guarantee Agreement, dated as of June 12, 2000, among each of the Subsidiary Guarantors of Rite Aid Corporation listed therein and Wilmington Trust Company, as Second Priority Collateral Trustee.

10.10 Second Priority Subsidiary Security Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors identified therein and any other person that becomes a Subsidiary Guarantor pursuant to the Second Priority Debt Documents, in favor of Wilmington Trust Company, as Second Priority Collateral Trustee.

10.11 Second Priority Indemnity, Subrogation and Contribution Agreement, dated as of June 12, 2000, among Rite Aid Corporation, each Subsidiary Guarantor listed therein and Wilmington Trust Company, as Second Priority Collateral Trustee.

10.12 First Priority Subsidiary Security Agreement, dated as of June 12, 2000, made by the Domestic Subsidiaries identified therein and any other person that becomes a Domestic Subsidiary pursuant to the Exchange Debt Facility Documents, in favor of Morgan Guaranty Trust Company of New York, as Agent.

10.13 Amended and Restated Drugstore.com Pledge Agreement, dated as of June 12, 2000, between Rite Aid Corporation and Morgan Guaranty Trust Company of New York, as Agent.

10.14 Amended and Restated PCS Pledge Agreement, dated as of June 12, 2000, between Rite Aid Corporation and Morgan Guaranty Trust Company of New York, as Agent.

10.15 Form of Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, by the Subsidiary Guarantor listed therein, to Wilmington Trust Company, as Second Priority Collateral Trustee.

10.16 Amendment No. 3 to Note Agreement, Amendment No. 4 to Guaranty Agreement, and Amendment No. 1 to Put Agreement, for Adjustable Rate Senior Secured Notes due August 15, 2002, among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America, and Pruco Life Insurance Company, as of June 12, 2000.

10.17 Amendment No. 5 to Guaranty, dated as of June 12, 2000, from Rite Aid Corporation, as Guarantor, to RAC Leasing LLC, as Lessor.

10.18 Amendment No. 4 to Master Lease and Security Agreement, dated as of June 12, 2000, between RAC Leasing LLC, as Lessor, and Rite Aid Realty Corp., as Lessee.

10.19 Amendment No. 4 to Guaranty, dated as of June 12, 2000, from Rite Aid Corporation, as Guarantor, to Sumitomo Bank Leasing and Finance, Inc., as Lessor.

10.20 Amendment No. 5 to Master Lease and Security Agreement, dated as of June 12, 2000, between Sumitomo Bank Leasing and Finance, Inc., as Lessor, and Rite Aid Realty Corp., as Lessee.

99.1           Press Release, dated June 14, 2000.